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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 14, 2004

AVX CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7201	33-0379007
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

801 17th Avenue South Myrtle Beach, South Carolina		29577
(Address of principal executive offices)		(Zip Code)

(843) 448-9411
(Registrant's telephone number, including area code)

Item 12. Results of Operations and Financial Condition

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On May 14, 2004, AVX Corporation issued a press release announcing its consolidated financial results for the quarter ended March 31, 2004. A copy of this press release is furnished with this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

That press release contains statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of AVX's management and are subject to significant risks and uncertainties. These risks and uncertainties could cause our results to differ materially from those set forth in such forward-looking statements. Such risks and uncertainties are described in our 2003 Annual Report on Form 10-K and our other subsequent reports filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission's internet site (www.sec.gov), to which reference is hereby made.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 14, 2004

AVX CORPORATION

By:	/s/Kurt P. Cummings
Name:	Kurt P. Cummings
Title:	Vice President,
Chief Financial Officer,
Treasurer and Secretary

Exhibit Index
Exhibit No.	Description of Exhibit
99.1	Press Release issued by AVX Corporation, dated May 14, 2004

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Item 12. Results of Operations and Financial Condition
Signature
Exhibit Index